UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2011
HORIZON TECHNOLOGY FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00802 (Commission File Number)	27-2114934 (I.R.S. Employer Identification No.)
312 Farmington Avenue
Farmington, CT 06032
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (860) 676-8654
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8	Other Events

Item 8.01	Other Events
On June 20, 2011, Horizon Technology Finance Corporation (the “Company”) issued a press release to announce that it has received a commitment for a new credit facility of up to $150 million with an initial commitment of $75 million from Wells Fargo Capital Finance, part of Wells Fargo & Company. A copy of the press release is attached hereto as exhibit 99.1.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits.

99.1	Press Release of the Company dated June 20, 2011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2011	HORIZON TECHNOLOGY FINANCE CORPORATION
	By:	/s/ Robert D. Pomeroy, Jr.
Robert D. Pomeroy, Jr.
Chief Executive Officer

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